THE ARBITRAGE FUNDS


                                SUPPLEMENT TO THE
            STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 1, 2004


           THIS SUPPLEMENT IS DATED AND EFFECTIVE AS OF JULY 22, 2005


                  On July 22, 2005, The Arbitrage Funds (the "Trust") on behalf of its series, The Arbitrage Fund (the "Fund"), replaced the Fund's existing administrator, fund accountant, distributor and transfer agent. This supplement modifies the Fund's statement of additional information to reflect this change in service providers. The statement of additional information is modified as follows:

1. The text at the bottom of the front cover page is hereby modified to read in its entirety as follows:

                      "This Statement of Additional Information is not a
             prospectus and should be read in conjunction with the prospectus of The Arbitrage Fund dated October 1, 2004, a copy of which may be obtained without charge by writing to the Fund's transfer agent, DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri, 64121-9842, or by calling 1-800-295-4488."

2. The text of the first paragraph under the heading "The Distributor", on page 18, is hereby modified to read in its entirety as follows:

                      "As of July 22, 2005, SEI Investments Distribution Co.
             (the "Distributor"), an affiliate of SIGFS, acts as principal underwriter of shares of the Fund, pursuant to a Distribution Agreement with the Trust. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of the NASD. The offering of the Fund's shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund's shares.

                      Prior to July 22, 2005, Ultimus Fund Distributors, LLC
             served as the Fund's principal underwriter and distributor."

3.   The text of the first two paragraphs under the heading "Fund
     Administration", on page 23, is hereby modified to read in its entirety as follows:

                      "As of July 22, 2005, the administrator to the Fund is SEI
             Investments Global Funds Services, One Freedom Valley Dr., Oaks, Pennsylvania 19456 ("SIGFS"). SIGFS provides various administrative and fund accounting services to the Fund, including calculating the Fund's net asset value, pursuant to an Administration Agreement (the "SIGFS Administration Agreement") with the Trust on behalf of the Fund. For its services under the SIGFS Administration Agreement, SIGFS receives from the Fund a fee, computed daily and paid monthly, based on the Fund's aggregate net assets, according to the following schedule, but subject to a minimum annual fee of $150,000:

                    Annual Rate                   Aggregate Net Assets
                    -----------                   --------------------
                       0.10%                       First $500,000,000
                       0.08%                        Over $500,000,000

                      Prior to February 1, 2002, Firstar Mutual Fund Services,
             LLC ("Firstar") served as the Fund's administrator. Firstar was a subsidiary of Firstar Bank, N.A. Prior to February 1, 2002, Firstar also served as the Fund's transfer agent and fund accounting agent. Prior to July 22, 2005, Ultimus Fund Solutions, LLC ("Ultimus") served as the Fund's administrator and transfer agent."

4. The text of all of the paragraphs under the heading "Fund Accounting and Transfer Agent", on page 23, is hereby modified to read in its entirety as follows:

                      "As the Fund's transfer agent, DST Systems, Inc., P.O. Box
             219842, Kansas City, Missouri, 64121-9842, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.

                      Prior to February 1, 2002, Firstar served as the Fund's
             transfer agent and fund accounting agent. Prior to July 22, 2005, Ultimus served as the Fund's administrator and transfer agent."

                                      * * *
                  Prospective investors and shareholders who have questions about The Arbitrage Fund should call 1-800-295-4485 or write to The Arbitrage Funds, c/o DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri, 64121-9842.